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                      METROPOLITAN LIFE INSURANCE COMPANY
                      NEW ENGLAND VARIABLE ANNUITY FUND I


                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                        SUPPLEMENT DATED MAY 1, 2016 TO
              PROSPECTUS DATED NOVEMBER 1, 2002 (AS SUPPLEMENTED)


This supplement updates certain information contained in your last prospectus dated November 1, 2002 and subsequent supplements. You should read and retain this supplement.


We currently are not offering any new contracts. However, Contractholders of existing flexible payment deferred contracts may continue to make purchase payments.


The portfolio available with your contract is the MetLife Stock Index Portfolio (the "Portfolio") of the Metropolitan Series Fund.

METROPOLITAN SERIES FUND -- CLASS A
     MetLife Stock Index Portfolio

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


EXPENSE TABLE


The first table below shows the range (minimum and maximum) of total annual operating expenses charged by the Portfolio, before any voluntary or contractual fee waivers and/or expense reimbursements. The assets of the New England Variable Annuity Fund I (the "Fund") are invested solely in the MetLife Stock Index Portfolio of the Metropolitan Series Fund which may impose a redemption fee in the future. The second table shows the Portfolio's management fee, distribution and/or service (12b-1) fees if applicable, and other expenses. More detail concerning this Portfolio's fees and expenses is contained in the prospectus for this Portfolio. The Current prospectus for the MetLife Stock Index Portfolio may be obtained by calling 1-800-777-5897.


FEES AND EXPENSES FOR YEAR ENDED DECEMBER 31, 2015


MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Portfolio assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.27%       0.27%

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PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)


The following table is a summary. For more complete information on Portfolio fees and expenses, please refer to the prospectus for each Portfolio.


                                       DISTRIBUTION               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                          AND/OR                 FUND FEES     ANNUAL        AND/OR       ANNUAL
                          MANAGEMENT      SERVICE       OTHER       AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                     FEE      (12B-1) FEES   EXPENSES    EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
------------------------ ------------ -------------- ---------- ----------- ----------- --------------- ----------
METROPOLITAN SERIES FUND
 -- CLASS A
 MetLife Stock Index
  Portfolio.............    0.25%          --          0.02%        --        0.27%         0.01%         0.26%

The information shown in the table above was provided by the Portfolio and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2016 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.


THE PORTFOLIO


PORTFOLIO                          INVESTMENT OBJECTIVE                  INVESTMENT ADVISER/SUBADVISER
--------------------------------   -----------------------------------   -------------------------------
METROPOLITAN SERIES FUND --
 CLASS A
 MetLife Stock Index Portfolio     Seeks to track the performance of     MetLife Advisers, LLC
                                   the Standard & Poor's 500(R)          Subadviser: MetLife Investment
                                   Composite Stock Price Index.          Advisors, LLC

HIGHLIGHTS


DEATH PROCEEDS


If the annuitant or Contractholder dies during the accumulation period under a deferred contract, we will pay the contract's death proceeds to the beneficiary after we receive due proof of death. There is no death benefit after annuitization, however, depending on the annuity payment option you elect, any remaining guarantee (i.e., period certain amounts) will be paid to your beneficiary (see "D. ANNUITY PERIOD (DEFERRED AND IMMEDIATE CONTRACTS) -- 4. Annuity Payment Options Available" in your prospectus for more information).


DISTRIBUTION OF CONTRACTS


On February 29, 2016, MetLife, Inc. and Massachusetts Mutual Life Insurance Company ("MassMutual") announced they have entered into a definitive agreement for the acquisition by MassMutual of MetLife Securities, Inc. ("MSI"). The transaction is expected to close by mid-2016, and is subject to certain closing conditions, including regulatory approval. As a result of this transaction, MSI will no longer be affiliated with Metropolitan Life Insurance Company.


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FINANCIAL STATEMENTS


The financial statements for the Sub-Account of the Separate Account are attached. Upon request, financial statements for the insurance company will be sent to you without charge.










































       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


Distributor:                                           (800) 848-3854
MetLife Investors Distribution Company

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